                                                                   Exhibit 10.4

                                                                  EXECUTION COPY

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, dated as of October 1, 2001 (this "AGREEMENT"), by and among Metromedia Fiber Network, Inc., a Delaware corporation (the "COMPANY"), Verizon Investments Inc., a Delaware corporation formerly known as Bell Atlantic Investments, Inc. (the "PURCHASER"), and the stockholders of the Company listed on SCHEDULE I hereto (each a "STOCKHOLDER" and collectively, with all other Persons who, in connection with a Transfer (as hereinafter defined) of Company Equity Interests (as hereinafter defined) by a Stockholder, are required to become a party to this Agreement, the "STOCKHOLDERS").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Purchaser and certain of the Stockholders are parties to a Stockholders Agreement dated as of March 6, 2000 (the "ORIGINAL AGREEMENT");

                  WHEREAS, each of the parties hereto (other than the Company) owns or holds, as of the date hereof, (i) shares of the Company's Class A Common Stock (as hereinafter defined), (ii) shares of the Company's Class B Common Stock (as hereinafter defined), (iii) the Company's 6.15% Notes (as hereinafter defined), (iv) the Company's 8.5% Affiliate Notes (as hereinafter defined), (v) the Company's 8.5% Purchaser Notes (as hereinafter defined), or (vi) Company Convertible Securities (as hereinafter defined) (in addition to any Class B Common Stock, 6.15% Notes, 8.5% Affiliate Notes or 8.5% Purchaser Notes owned by such party), all as set forth on SCHEDULE II hereto; and

                  WHEREAS, the Company, the Purchaser and the Stockholders party to the Original Agreement desire to amend and restate the Original Agreement in its entirety as hereinafter provided;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                     ARTICLE I

                                   DEFINITIONS

                  Section 1.1       CERTAIN DEFINITIONS.  As used in this
Agreement:

                  (a) The term "6.15 % NOTES" shall mean the Company's Series A and Series B 6.15% Convertible Subordinated Notes due 2010, issued pursuant to the 6.15% Notes Indenture.

                  (b) The term "6.15 % NOTES INDENTURE" shall have the meaning given to such term in Section 2.3 hereof.

                  (c) The term "8.5% AFFILIATE NOTES" shall mean the Company's 8.5% Senior Secured Convertible Notes due 2011, issued pursuant to that certain Note Purchase Agreement, dated as of the date hereof, by and among the Company and the purchasers identified on Schedule I thereto, as such notes or agreement may be amended, supplemented or modified from time to time.

                  (d) The term "8.5% PURCHASER NOTES" shall mean the Company's 8.5% Senior Convertible Notes due 2011, issued pursuant to the 8.5% Purchaser Notes Indenture.

                  (e) The term "8.5% PURCHASER NOTES INDENTURE" shall have the meaning given to such term in Section 2.3 hereof.

                  (f) The term "1999 PURCHASE AGREEMENT" shall mean that certain Securities Purchase Agreement, dated as of October 7, 1999, by and between the Company and the Purchaser, as the same may be supplemented, amended or modified from time to time.

                  (g) The term "ACCEPTANCE NOTICE" shall have the meaning given to such term in Section 3.3(c) hereof.

                  (h) The term "ADDITIONAL COMPANY INTERESTS" shall have the meaning given to such term in Section 3.1. hereof

                  (i) The term "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 under the Exchange Act.

                  (j) The term "AGREEMENT" shall the meaning given to such term in the introductory paragraph hereof.

                  (k) The term "ASSOCIATE", as used to indicate a relationship with any Person, shall mean (i) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, (ii) any lineal ancestor, lineal descendant, sibling or spouse of such Person, or any other Person who has the same home as such Person, and (iii) any Person who is an Associate of any of the Persons identified in (i) or (ii).

                  (l) The terms "BENEFICIAL OWNERSHIP", "BENEFICIAL OWNER", and "BENEFICIALLY OWNED" shall have the meanings given to such terms in
Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder, and, for purposes of determining Beneficial Ownership hereunder, any Company Convertible Securities shall be deemed immediately convertible, exercisable or exchangeable, irrespective of whether or not the same are, at the time of determination, then convertible, exercisable, exchangeable or in-the-money.

                  (m) The term "BOARD OF DIRECTORS" shall mean the Company's Board of Directors, as the same shall be constituted from time to time.

                  (n) The term "CLASS A COMMON STOCK" shall mean the Company's Class A Common Stock, par value $.01 per share.

                  (o) The term "CLASS B COMMON STOCK" shall mean the Company's Class B Common Stock, par value $.01 per share.

                  (p) The term "COMMON STOCK" shall mean, collectively, the shares of Class A Common Stock and the shares of Class B Common Stock determined as a single class assuming that all outstanding shares of Class B Common Stock had been converted into shares of Class A Common Stock on the determination date.

                  (q) The term "COMPANY" shall mean Metromedia Fiber Network, Inc., a Delaware corporation, and any successor thereto.

                  (r) The term "COMPANY CONVERTIBLE SECURITIES" shall mean any option, warrant or other right (including, without limitation, through derivative transactions, contracts or arrangements) to acquire any Security of the Company or any Security that is convertible into, or exercisable or exchangeable for, any Security of the Company, irrespective of whether or not any of the foregoing is currently convertible, exercisable, exchangeable or in-the-money.

                  (s) The term "COMPANY EQUITY INTERESTS" shall mean, individually or collectively, Class A Common Stock, and Class B Common Stock, 6.15% Notes, 8.5% Affiliate Notes, 8.5% Purchaser Notes and any other Company Convertible Security.

                  (t) The term "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended or any successor act thereto, and the rules and regulations promulgated thereunder from time to time.

                  (u) The term "FORM 13F FILER" shall mean any Person required under Section 13(f) of the Exchange Act to file a Form 13F or that would be a Person that would satisfy the requirements under Rule 13d-1(b)(1)(i) and (ii)(A-F, H or I) under the Exchange Act with respect to the acquisition of securities of the Company, including as a result of a Transfer of Company Equity Interests from any Stockholder that is permitted hereunder.

                  (v) The term "GOVERNMENTAL ENTITY" shall mean any nation or government, any state, local or other political subdivision thereof, any court, arbitrator, official, agency, department or other Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any federal, state or local governmental or regulatory agency, authority, commission or instrumentality.

                  (w) The term "GROUP" shall have the meaning given to such term in Section 13(d)(3) of the Exchange Act and the rules, regulations and publicly available interpretations of the Securities and Exchange Commission promulgated with respect to such section.

                  (x) The term "LIENS" shall have the meaning given to such term in Section 2.2(a)(iv) hereof.

                  (y) The term "OPTION PERIOD" shall have the meaning given to such term in Section 2.2(a)(ii) hereof.

                  (z) The term "ORIGINAL AGREEMENT" shall have the meaning given to such term in the recitals hereof.

                  (aa) The term "PERSON" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether foreign, federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

                  (bb) The term "PUBLIC RESALE" shall mean, any one or more of the following transactions: a Transfer of Company Equity Interests pursuant to (A) a bona fide secondary offering registered under the Securities Act, (B) a purchase agreement with a placement agent or group of placement agents covering any of the Company Equity Interests that contemplates the immediate resale of securities by such placement agent pursuant to the resale exemption provided by Rule 144A promulgated under the Securities Act solely to Qualified Institutional Buyers (as defined in the Securities Act) and other permitted purchasers under Rule 144A or to "off-shore purchasers" in a Transfer permitted by Regulation S promulgated under the Securities Act, or (C) bona fide "brokers transactions" as permitted by or as otherwise permitted by the exemption from registration of the resale of the Company Equity Interests under the Securities Act provided by Rule 144 promulgated thereunder; PROVIDED that in the case of each of clauses (A) through (C), no Person or Group other than a Form 13F Filer, to the transferring Stockholder's knowledge (and the transferring Stockholder shall require any underwriter or placement agent for such Transfer to agree to use its reasonable efforts to so ensure), would Beneficially Own in excess of 5% of the Common Stock then issued and outstanding immediately after giving effect to such Transfer, and any Transfer also complies with the provisions of Section 2.1, 2.2 and 3.2 hereof.

                  (cc) The term "PURCHASER" shall have the meaning given to such term in the introductory paragraph hereof.

                  (dd) The term "READILY MARKETABLE SECURITIES" shall mean equity securities of a Person, which securities are registered under the Exchange Act and are traded on the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market or any successor or equivalent securities exchange.

                  (ee) The term "RELEVANT SECURITY" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (ff) The term "SECURITIES ACT" shall mean the Securities Act of 1933, as amended or any successor act thereto, and the rules and regulations promulgated thereunder from time to time.

                  (gg) The term "SECURITY" shall have the meaning given to such term in Section 2(a) of the Securities Act and the rules, regulations and publicly available interpretations of the Securities and Exchange Commission promulgated with respect to such section.

                  (hh) The term "STOCKHOLDER" shall have the meaning given to such term in the introductory paragraph hereof; IT BEING AGREED AND UNDERSTOOD that the Purchaser shall not be deemed a "Stockholder" for any purpose hereunder.

                  (ii) The term "SITESMITH/SPAGNOLO NOTE" shall have the meaning given to such term in Section 2.1(b) hereof.

                  (jj) The term "TAG-ALONG NOTICE" shall have the meaning given to such term in Section 3.3(b) hereof.

                  (kk) The term "TAG-ALONG RIGHT" shall have the meaning given to such term in Section 3.2(a) hereof.

                  (ll) The term "TAG-ALONG TRANSFER" shall have the meaning given to such term in Section 3.2(a) hereof.

                  (mm) The term "THIRD PARTY CLOSING DATE" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (nn) The term "THIRD PARTY TRANSFER" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (oo) The term "THIRD PARTY TRANSFEREE" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (pp) The term "TRANSFER" (including, with correlative meaning, "Transferred") shall mean any direct or indirect offer, sale, transfer, assignment, exchange, grant of an option or right to purchase, hedge, short sale, pledge, hypothecation, creation of an encumbrance, or other disposition of any kind (including by operation of law or testamentary or intestate succession), or any derivative transaction that has the effect of changing the economic benefits or rights of ownership.

                  (qq) The term "TRANSFER NOTICE" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (rr) The term "TRANSFER PRICE" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (ss) The "TRANSFER RESTRICTED PERIOD" shall have the meaning given to such term in Section 2.1(a) hereof.

                  (tt) The term "TRANSFER SECURITIES" shall have the meaning given to such term in Section 2.2(a) hereof.

                  (uu) The term "TRANSFERRING STOCKHOLDER" shall have the meaning given to such term in Section 2.2(a) hereof.

                  Section 1.2 OTHER REFERENCES. As used herein (including any schedule hereto), any references to specified numbers (but not percentages) of Class A Common Stock, Class B Common Stock or Common Stock, or to specified numbers of shares of or shares underlying or issuable upon conversion, exercise or exchange of, any Company Convertible Security referred to herein (including any schedule hereto), shall be deemed to be references to such number of Class A Common Stock, Class B Common Stock, Common Stock or shares as may be adjusted in the event of any change in the capital stock of the Company by reason of stock dividends, split-ups, reverse split-ups, mergers, recapitalizations, subdivisions, conversions, exchanges of shares or the like, or as a result of any adjustment pursuant to any instrument, contract or agreement relating or applicable to or governing any Company Convertible Security, occurring after the date of this Agreement.

                                   ARTICLE II

                  COVENANTS OF STOCKHOLDERS, THE COMPANY AND MC

                  Section 2.1       TRANSFER RESTRICTIONS.

                  (a) Each Stockholder agrees that, for a period of 18 months from the date hereof (such period, the "TRANSFER RESTRICTED PERIOD"), it shall not, directly or indirectly, Transfer any Company Equity Interests Beneficially Owned by such Stockholder; PROVIDED, HOWEVER, that any Stockholder may (i) Transfer any of its Company Equity Interests to any Associate or Affiliate of such Stockholder, if any and only if, such transferee first agrees, pursuant to a written agreement satisfactory to the Purchaser, to take such Company Equity Interests subject to the terms of this Agreement and to become party to and be deemed a "Stockholder" under this Agreement, and be subject to and bound by all the terms of this Agreement to the same extent and in the same manner as the transferring Stockholder, or
(ii) subject to Sections 2.2 and 3.2 hereof, Transfer, whether in one or a series of Transfers within the Transfer Restricted Period (other than Transfers to an Associate or an Affiliate of such Person, which would be subject to clause (i) of this proviso), Company Equity Interests representing, individually or in the aggregate with all other Transfers by such Stockholder within the Transfer Restricted Period, less than 10% of the "Total Common Stock" held by such Stockholder set forth opposite such Stockholder's name on SCHEDULE IIA hereto (as adjusted from time to time in accordance with the footnote on such schedule); IT BEING AGREED AND UNDERSTOOD that, if any of the Company Equity Interests that are to be Transferred are Company Convertible Securities, the foregoing determination shall be made on an as-converted basis, assuming any such Company Convertible Securities have been, or, as part of such Transfer, will be, converted, exercised or exchanged.

                  (b) Notwithstanding anything to the contrary contained herein, without having to comply with the provisions of Section 2.1, 2.2 or
3.2 hereof, Mark Spagnolo may Transfer any Company Equity Interests owned by him, if and only if, the proceeds from any such Transfer are used solely and exclusively to repay up to, and not in excess of, $2.2 million of the indebtedness owed by him under that certain promissory note, dated July 11. 2000, issued by him in favor of SiteSmith Communications, Inc. (the "SITESMITH/SPAGNOLO NOTE"; PROVIDED, HOWEVER, that any such Transfer by Mr. Spagnolo shall be subject to and conditioned upon the Purchaser being provided reasonably satisfactory evidence that the proceeds from any such Transfer will be applied as provided in this Section 2.1(b).

                  Section 2.2       RIGHT OF FIRST REFUSAL.

                  (a) Except as expressly permitted under Section 3.5 hereof, if any Stockholder proposes to, directly or indirectly, Transfer all or any of its Company Equity Interests (any such Stockholder, a "TRANSFERRING STOCKHOLDER"; and any such interest, a "RELEVANT SECURITY") to any Person (such Person, a "THIRD PARTY TRANSFEREE", and any such proposed Transfer, a "THIRD PARTY TRANSFER"), the Transferring Stockholder shall send a written notice (a "TRANSFER NOTICE") to the Purchaser (with a copy to the Company), which Transfer Notice shall state (A) the type, number and/or principal amount of Relevant Securities proposed to be transferred to the Third-Party Transferee (the "TRANSFER SECURITIES"), (B) the proposed purchase price per Relevant Security to be paid by the Third Party Transferee (the "TRANSFER PRICE"), (C) the name of the Third Party Transferee, and (D) the proposed closing date for the Third Party Transfer (the "THIRD PARTY CLOSING DATE"), which Third Party Closing Date shall not be sooner than 20 days from the date a Transfer Notice is received (as determined under Section 5.6 hereof) by the Purchaser. The Transfer Notice shall also state any other material terms and conditions of the Third Party Transfer and shall include copies of the contemplated definitive agreements (to the extent available and, if not available, drafts thereof that are the most recent versions thereof) for the Third Party Transfer and all writings between the Third Party Transferee and the Transferring Stockholder that would be reasonably necessary for the Purchaser to establish the terms and conditions of the Third Party Transfer.

                        (i) The Transfer Notice shall not be effective unless and until all of the following conditions are met: (A) the Transfer Notice is accompanied by a certificate of the Transferring Stockholder to the Purchaser stating that the Third Party Transfer, if it is not a Public Resale, has been approved by the board of directors (or the equivalent if the Third Party Transferee is not a corporation) of the Third Party Transferee (if required by such Third Party Transferee and solely to the Transferring Stockholder's knowledge based on representations and warranties of the Third Party Transferee), that the Stockholder has made the Third Party
         Transferee aware of the rights of the Purchaser contained in this
         Section 2.2(a), and that, subject to Section 2.2(b) hereof, unless such Third Party Transfer, if consummated, would constitute a Public Resale, the Third Party Transferee will be obligated to become a party to this Agreement and agree in writing to be bound by the terms and conditions hereof to the same extent and in the same manner as the Transferring Stockholder; (B) the Transfer Price shall be payable in cash, cash equivalents or Readily Marketable
         Securities; and (C) the Third Party Transferee shall have furnished evidence satisfactory to the Purchaser in its reasonable judgment as to the financial ability or resources of such Third Party Transferee to consummate the proposed purchase.

                        (ii) For a period of 20 days after the receipt (as determined under Section 5.6 hereof) of the Transfer Notice pursuant to Section 2.2(a)(i) (the "OPTION PERIOD"): (A) the Purchaser or its designees shall have the right to purchase all of the Transfer Securities at a purchase price equal to the Transfer Price and upon the terms and conditions of the Third Party Transfer; or (B) if the Purchaser and its designees do not elect to purchase all of the Transfer Securities pursuant to clause (A) of this
         Section 2.2(a)(ii), the Transferring Stockholder shall have the right to sell, to the Third Party Transferee upon the terms and conditions set forth in the Third Party Transfer, that number of Relevant Securities specified in the Transfer Notice.

                        (iii) The option of the Purchaser or its designees under Section 2.2(a)(ii)(A) shall be exercisable by delivering written notice of the exercise thereof, which shall be irrevocable, prior to the expiration of the Option Period, to the Transferring Stockholder (with a copy to the Company). Such notice shall state that the Purchaser or its designees desires to purchase the Transfer Securities pursuant to Section 2.2(a)(ii)(A). The failure of the Purchaser to deliver such written notice prior to the expiration of the Option Period to the Transferring Stockholder shall be deemed to be a waiver of its rights under Section 2.2(a)(ii)(A). The tender of such notice shall constitute agreement by the Purchaser to purchase from the Transferring Stockholder the Transfer Securities at the Transfer Price and on the terms and conditions set forth in the Transfer Notice.

                        (iv) The closing of the purchase of Transfer Securities subscribed to by the Purchaser or its designees under
         Section 2.2(a)(ii)(A) shall be held at the principal office of the Purchaser at 10:00 a.m., local time, on the Third Party Closing Date or at such other time and place as the parties to the transaction may agree; PROVIDED that the Third Party Closing Date shall be extended to a later date not to exceed 60 days after such Third Party Closing Date if the Transfer has not been consummated by the Third Party Closing Date as a result solely of a failure to obtain a required consent or approval of any Governmental Entity and the parties are using reasonable commercial efforts to obtain such required consent or approval; PROVIDED, FURTHER, that such 60-day period shall be extended until such required regulatory consents or approvals are obtained if the delay in obtaining such required regulatory consents and approvals is solely as a result of the failure of the Company to cooperate in a commercially reasonable manner with the Transferring Stockholder or the Purchaser in obtaining the required regulatory consents and approvals for such Transfer. The Company shall take such actions as the Purchaser reasonably requests, at the Company's sole cost and expense, to finalize the Transfer of the Transfer Securities to the Purchaser, including, without limitation, cooperating with the Purchaser in seeking to obtain and obtaining all authorizations, consents, orders and approvals of any Governmental Entity that may be necessary to allow the Purchaser to purchase the

         Transfer Securities. At such closing, the Transferring Stockholder shall deliver to the Purchaser or its designees certificates representing the Transfer Securities, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Transfer Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("LIENS") (other than those arising hereunder), and the Transferring Stockholder shall so represent and warrant, and shall further represent and warrant that it is the beneficial and record owner of such Transfer Securities. The Purchaser or its designees shall, at such closing, deliver to the Transferring Stockholder payment in full in immediately available funds for the Transfer Securities purchased by it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                        (v) Unless the Purchaser or its designees elect to purchase all of the Transfer Securities pursuant to Section 2.2(a)(ii)(A), the Transferring Stockholder may sell such portions of its Company Equity Interests as can be sold under Section 2.2(a)(ii)(B) to the Third Party Transferee on the terms and conditions of the Third Party Transfer; PROVIDED, HOWEVER, that such sale is bona fide and made prior to or on the Third Party Closing Date or such later date not to exceed 60 days after such Third Party Closing Date as the Transferring Stockholder and the Third Party Transferee may agree if the Transfer has not been consummated by the Third Party Closing Date as a result solely of a failure to obtain consent or approval of any Governmental Entity (including the Securities and Exchange Commission in the case of Public Resale) and the parties are using reasonable commercial efforts to obtain such consent or approval; PROVIDED, FURTHER, that such 60-day period shall be extended until the required regulatory consents or approvals are obtained if the delay in obtaining such required regulatory consents and approvals is solely a result of the failure of the Company to cooperate in a commercially reasonable manner with the Transferring Stockholder in obtaining such required regulatory consents and approvals. If such sale is not consummated prior to or on the Third Party Closing Date for any reason, except as the same may be extended as provided above, then the restrictions provided for in this Section 2.2(a) shall again become effective, and no Transfer of such Transfer Securities may be made thereafter by the Transferring Stockholder without again offering the same to the Purchaser in accordance with this Section 2.2(a). The Company shall take such actions as the Transferring Stockholder reasonably requests, at the Transferring Stockholder's sole cost and expense, to facilitate the Transfer of the Transfer Securities to the Third Party Transferee pursuant to the Third Party Transfer.

                  (b) It shall be a condition to any Third Party Transfer made pursuant to Section 2.2(a)(v), that, unless such Third Party Transfer would constitute a Public Resale or unless the Third Party Transferee would, after giving effect to the Third Party Transfer, Beneficially Own less than 1% of the Common Stock then outstanding, the Third Party Transferee be obligated to become a party to this Agreement and agree, pursuant to a written agreement satisfactory to the Purchaser, to become a party to, and be deemed a "Stockholder" under, this Agreement and be subject to and bound by the terms and conditions hereof to the same extent and in the same manner as the Transferring Stockholder; PROVIDED, HOWEVER, if such Third Party Transfer would constitute a Public Resale and any direct or indirect Third Party Transferee and its Affiliates and Associates would, to the Transferring Stockholder's knowledge (which would include any knowledge obtained from any underwriter or placement agent for Third Party Transfer after requiring any such underwriter or placement agent to agree to use its reasonable best efforts to obtain such knowledge and communicate the same to the Transferring Stockholder), Beneficially Own in excess of 5% of the Common Stock then issued and outstanding immediately after giving effect to such Third Party Transfer, such direct or indirect Third Party Transferee and its Affiliates and Associates will be obligated to become a party to this Agreement and agree, pursuant to a written agreement satisfactory to the Purchaser, to become a party to, and be deemed a "Stockholder" under, this Agreement and be subject to and bound by the terms and conditions hereof to the same extent and in the same manner as the Transferring Stockholder.

                  Section 2.3 PURCHASER LIQUIDATING TRUST. In the event (i) the Company elects to redeem any of the outstanding 6.15% Notes or 8.5% Purchaser Notes pursuant to the provisions of Section 3.07 of the Indenture, dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the "6.15% NOTES INDENTURE"), between the Company and U.S. Bank Trust National Association, as trustee, relating to the 6.15% Notes, or Section 3.07 of the Indenture, dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the "8.5% PURCHASER NOTES INDENTURE"), between the Company and Wilmington Trust Company, as trustee, relating to the 8.5% Purchaser Notes, respectively, prior to the occurrence of the Regulatory Relief Date (as defined in the 6.15% Notes Indenture), or (ii) the Regulatory Relief Date has occurred and the Purchaser desires to convert any of the outstanding 6.15% Notes or 8.5% Purchaser Notes but it may not so convert such 6.15% Notes or 8.5% Purchaser Notes due to the provisions of Section 4.01 of the 6.15% Notes Indenture or
Section 4.01 of the 8.5% Purchaser Notes Indenture, as applicable and in either case, related to the Franchise Agreements (as defined in the 6.15% Notes Indenture) and, as a result, the Purchaser would Beneficially Own in excess of 10% of the shares of then issued and outstanding Common Stock, then the Purchaser may (x) irrevocably Transfer such 6.15% Notes or 8.5% Purchaser Notes or such shares of Common Stock to a liquidating trust so that after giving effect to such Transfer, it no longer Beneficially Owns or owns of record following such Transfer (though the Purchaser shall remain entitled to the net proceeds of such liquidating trust) such 6.15% Notes or 8.5% Purchaser Notes, or, it Beneficially Owns less than 10% of the then issued and outstanding shares of Common Stock, (y) cause such trust to simultaneously, or at such other time as provided in the trust agreement or similar governing documents for such trust, convert all such 6.15% Notes or 8.5% Purchaser Notes into shares of Class A Common Stock in accordance with
Article 4 of the 6.15% Notes Indenture or Article 4 of the 8.5% Purchaser Notes Indenture, as applicable, and/or (z) cause such trust to Transfer such 6.15% Notes or 8.5% Purchaser Notes, shares of Class A Common Stock obtained upon conversion of such 6.15% Notes or 8.5% Purchaser Notes or shares of Class A Common Stock Transferred to such trust in a Public Resale and distribute the proceeds of such Transfer to the Purchaser, all as provided in the trust agreement or similar governing documents for such trust. The Company shall take such actions as the Purchaser reasonably requests, at the Purchaser's sole cost and expense, to facilitate the Transfer of the 6.15% Notes or 8.5% Purchaser Notes or shares of Class A Common Stock to the liquidating trust pursuant to this Section 2.3. Nothing set forth herein shall be deemed to amend or modify the provisions of Article 4 of the 6.15% Notes Indenture or Article 4 of the 8.5% Purchaser Notes Indenture.

                                  ARTICLE III

                              ADDITIONAL PROVISIONS

                  Section 3.1 ADDITIONAL SHARES. If, after the date hereof, any Stockholder acquires Beneficial Ownership of any additional Company Equity Interests or any newly issued shares of capital stock of the Company (any such interests shall be referred to herein as "ADDITIONAL COMPANY INTERESTS"), including, without limitation, upon exercise or conversion of any derivative security or through any stock dividend or stock split, the provisions of this Agreement applicable to the Company Equity Interests owned by such Stockholder shall be applicable to such Additional Company Interests, as if such Additional Company Interests had been outstanding as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Company Interests without action by any Person immediately upon the acquisition by such Stockholder of record or Beneficial Ownership of such Additional Company Interests.

                  Section 3.2       TAG-ALONG RIGHTS.

                  (a) In addition to, and in no way in limitation of, the provisions of Section 2.2(a) hereof, but except as expressly permitted by
Section 3.5 hereof, in the event that any Transferring Stockholder proposes to, directly or indirectly, Transfer any Company Equity Interests to a Third Party Transferee, the Transferring Stockholder shall have the obligation, and the Purchaser shall have the right (the "TAG-ALONG RIGHT"), to require the Third Party Transferee to purchase (the "TAG-ALONG TRANSFER") from the Purchaser or any of its Affiliates a number of shares of Class A Common Stock up to or equal to the product (rounded up to the nearest integer) of (i) the quotient determined by dividing (x) the number of shares of the Class A Common Stock held by the Purchaser and its Affiliates by (y) the aggregate number of shares of Common Stock owned by the Transferring Stockholder(s) and the Purchaser and its Affiliates plus the aggregate number of shares of Class A Common Stock owned by any holder thereof who has similar "tag-along" rights and elects to exercise (and then to the extent, but only to the extent, such holder exercises) such rights in connection with the Tag-Along Transfer (calculated with respect to the Purchaser to include any shares of Class A Common Stock that may be received upon conversion of outstanding 6.15% Notes and 8.5% Purchaser Notes, only if such 6.15% Notes and 8.5% Purchaser Notes may then be immediately converted in accordance with their terms prior to or upon such Transfer and the Purchaser irrevocably notifies the Company that it intends to convert 6.15% Notes and 8.5% Purchaser Notes prior to or concurrently with the Tag-Along Transfer and Transfer the shares of Class A Common Stock into which they convert to the Third Party Transferee as part of the exercise of its Tag-Along Right and it subsequently converts such 6.15%

Notes and 8.5% Purchaser Notes, in which case only such shares of Class A
Common Stock obtained upon conversion of 6.15% Notes and 8.5% Purchaser Notes prior to or concurrently with the Tag-Along Transfer shall be included for purposes of calculating the number of shares owned by the Purchaser and its Affiliates; and calculated to include any shares of Common Stock that may be received upon conversion, exercise or exchange of any Company Convertible Securities that are among the Company Equity Interests proposed to be Transferred by the Transferring Stockholder or any other holder participating in such Tag-Along Transfer); and (ii) the number of shares of the Common Stock proposed to be Transferred in the contemplated Transfer (calculated to include any shares of Common Stock that may be received upon conversion, exercise or exchange of any Company Convertible Securities that are among the Company Equity Interests proposed to be Transferred by the Transferring Stockholder), and at the same price per share and upon the same terms and conditions offered to the Transferring Stockholder(s). The Company Equity Interests to be Transferred by the Transferring Stockholders in such Tag-Along Transfer shall be reduced by the number of shares of Common Stock that the Purchaser elects to require the Third Party Transferee to purchase in such Tag-Along Transfer pursuant to the Purchaser's right contained in the preceding sentence.

                  By way of example only, if a Transferring Stockholder intends to sell 1,000 shares of Common Stock to a third party, and at such time such Stockholder owns 75,000 shares of Class A Common Stock, the Purchaser owns 20,000 shares of Class A Common Stock, the other stockholders of the Company who have similar "tag-along" rights have elected not to participate in such Tag-Along Transfer, and the Purchaser has notified the Company that it intends to convert 8.5% Purchaser Notes to obtain an additional 5,000 shares of Class A Common Stock (although it has 6.15% Notes and 8.5% Purchaser Notes convertible into more shares of Class A Common Stock) and sell such shares in connection with the exercise of its Tag-Along Right, then the Purchaser, if it gives irrevocable notice of such conversion and intention to sell, shall be entitled to Transfer 250 shares of Class A Common Stock exercising its Tag-Along Right in such sale (calculated by solving for: (25,000) (25,000 + 75,000)) x 1,000) and the Transferring Stockholder shall be entitled to Transfer the remaining 750 shares of Class A Common Stock in such tag-along sale.

                  (b) The Transferring Stockholder(s) shall give written notice (the "TAG-ALONG NOTICE") to the Purchaser of each proposed Transfer giving rise to the Tag-Along Right, which Tag-Along Notice shall state (i) the maximum Company Equity Interests proposed to be Transferred, (ii) the proposed purchase price per Company Equity Interest, (iii) the name of the Third Party Transferee, and (iv) the proposed closing date for the Transfer, which date shall be no sooner than 20 days from the date the Tag-Along Notice is received (as determined under Section 5.6 hereof) by the Purchaser. The Tag-Along Notice shall also state any other material terms and conditions of the proposed Transfer, and shall include copies of the contemplated definitive agreements for the offer (to the extent available and, if not available, drafts thereof that are the most recent versions thereof) and all writings between the Transferring Stockholder(s) and the transferee necessary to establish the terms and conditions of the offer. The Tag-Along Notice shall not be effective unless and until (A) the Tag-Along Notice shall be accompanied with a certificate of the Transferring Stockholder(s) to the Purchaser stating that the offer has been approved by the board of directors (or the equivalent if the offeror is not a corporation) of the offeror (if required by such offeror and solely to the Transferring Stockholder's knowledge based on representations and warranties of the offeror), and that such Transferring Stockholder(s) have made the offeror aware of the rights of the Purchaser contained in, and that any Transfer by the Transferring Stockholders is subject to this, Section 3.2, (B) the consideration to be received by the Purchaser in the Tag-Along Transfer consists entirely of cash and/or securities of a Person, which securities are registered under the Exchange Act and are traded on the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market or any successor or equivalent securities exchange, and (C) the offeror shall furnish evidence satisfactory to the Purchaser in its reasonable judgment as to the financial ability or resources of such offeror to consummate the proposed purchase if it is a cash offer. Assuming all of the provisions of this Section 3.2(b) and Section 2.2(a)(i) are satisfied and specific reference is made to such sections, the Tag-Along Notice and the Transfer Notice may take the form of one notice.

                  (c) The Tag-Along Right provided by this Section 3.2 must be exercised by the Purchaser within the 20-day period following the receipt (as determined under Section 5.6 hereof) of the Tag-Along Notice by delivery prior to the end of such 20-day period of a written notice (the "ACCEPTANCE NOTICE") to the Transferring Stockholder(s) stating the Purchaser's desire to exercise its Tag-Along Right under this Section 3.2 and specifying the number of shares of Class A Common Stock it desires to sell. The tender of the Acceptance Notice by the Purchaser shall constitute agreement by the Purchaser to sell in connection with the Tag-Along Transfer the amount of securities specified and at the price specified in the Acceptance Notice and otherwise on the terms and conditions set forth in the notice provided by the Transferring Stockholder to the Purchaser. Failure to deliver the Acceptance Notice within 30 days after delivery of the Tag-Along Notice shall be deemed a determination by the Purchaser not to exercise its Tag-Along Right and a waiver of such right. If the sale contemplated by the Tag-Along Notice is not consummated on the same terms and conditions as those contained in the Tag-Along Notice for any reason, then the restrictions provided for herein shall again become effective, and the Transferring Stockholders may not Transfer any Company Equity Interests without complying with the provisions of this Section 3.2.

                  (d) The closing of the purchase by the Third Party Transferee of the shares of Class A Common Stock owned by the Purchaser shall be held (i) at the principal office of the Company on the same day as the closing of the sale from the Transferring Stockholder(s) to the Third Party Transferee, or (ii) at such other time and place as the parties to the applicable transaction may agree; PROVIDED that the date of such closing shall be extended to a later date not to exceed 60 days after such date of such closing if such closing has not been consummated by such date of closing as a result solely of a failure to obtain a required consent or approval of any Governmental Entity and the parties are using reasonable commercial efforts to obtain such required consent or approval; PROVIDED, FURTHER, that such closing shall be extended until such required regulatory consents and approvals are obtained if the delay in obtaining such required regulatory consents and approvals is a result of the failure of the Company to cooperate in a commercially reasonable manner with the Purchaser in obtaining such required consents and approvals. At such closing, the Transferring Stockholder(s) and the Purchaser shall each deliver certificates or other instruments representing the Company Equity Interests being Transferred, duly authenticated for transfer and accompanied by all requisite transfer taxes, if any, and such Company Equity Interests shall be free and clear of any Liens other than those arising hereunder. The Purchaser shall further represent and warrant that it Beneficially Owns such Common Equity Interests, that it or its designee is the record holder of such Common Equity Interests and that the delivery of such Common Equity Interests shall convey good and marketable title to such Common Equity Interests. At such closing, the Third Party Transferee shall deliver payment in full in immediately available funds for the Common Equity Interests purchased by such Third Party Transferee.

                  (e) From the date hereof until this Agreement is no longer in effect, no Stockholder (to the extent this Section 3.2(e) is applicable to any such Stockholder) will amend, modify or supplement in any manner or grant any consent under the letter, dated the date of the 1999 Purchase Agreement, among the Stockholders party thereto and Stephen Garafalo without the Purchaser's prior consent, which will not be unreasonably withheld, delayed or conditioned.

                  Section 3.3 DIRECTORS. Each Stockholder agrees that in the event the Purchaser elects to select one or two nominees to the Board of Directors pursuant to Section 5.2 of the 1999 Purchase Agreement, and so notifies the Stockholders each year at least 30 days prior to the election held to elect directors, the Stockholders shall either (i) take all action to nominate and cause the election of one such person as a Class B Director (as defined in the Company's Amended Certificate of Incorporation as in effect on the date hereof) for as long as such Stockholders are entitled to nominate and vote as a separate class for the election of Class B Directors to the Board of Directors, or (ii) if he or it does not own any shares of Class B Common Stock, vote his or its shares of Class A Common Stock in favor of any Purchaser nominee to the Board of Directors nominated pursuant to the 1999 Purchase Agreement.

                  Section 3.4 RULE 144. The Company covenants that it shall file any reports required to be filed by it under the Exchange Act; and that it shall take such further action as may be reasonably necessary (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable the Purchaser and its Affiliates to Transfer shares of Class A Common Stock (including the shares of Class A Common Stock underlying the 6.15% Notes or 8.5% Purchaser Notes) without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Securities and Exchange Commission. The Company shall, upon the request of the Purchaser and its Affiliates, deliver to such Purchaser and its Affiliates a written statement as to whether it has complied with such requirements.

                  Section 3.5 ASSOCIATE TRANSFER EXCEPTION. Notwithstanding anything to the contrary contained herein, the provisions of Sections 2.2 and
3.2 shall not apply to any Transfer of Company Equity Interests by a Stockholder to any Affiliate or Associate of such Stockholder or any foundation or other not-for-profit organization established by a Stockholder if such Transfer constitutes a bona fide gift; PROVIDED, HOWEVER, as a condition to any such Transfer, such transferee shall have first agreed, pursuant to a written agreement satisfactory to the Purchaser, to take such Company Equity Interests subject to the terms of this Agreement and to become a party to, and be deemed a "Stockholder" under, this Agreement and be subject to and bound by all of the terms and conditions of this Agreement to the same extent and in the same manner as the transferring Stockholder.

                  Section 3.6 LEGENDS.

                  (a) Each certificate, note or instrument representing Company Equity Interests now or hereafter held by Stockholder shall be stamped with a legend substantially in the following form (in addition to any other legends required under applicable law or deemed appropriate or necessary by the Company):

                  "The securities represented by this
                  [certificate/note/instrument] are subject to restrictions on transfer, including any sale, pledge or other hypothecation, set forth in a stockholders agreement among Metromedia Fiber Networks, Inc. ("MFN"), Verizon Investments Inc. and certain other stockholders of the Company, a copy of which agreement may be obtained at no cost by written request made by the holder of record of this certificate to the secretary of MFN at MFN's principal executive offices."

                 (b) Each Stockholder agrees to deliver, within ten (10) days of the date of this Agreement or of the date of first becoming a Stockholder hereunder, to the Company, as applicable, all certificates, notes or other instruments representing Company Equity Interests for the purposes of affixing the legend provided for in Section 3.6(a) above thereto, and the Company agree to affix or cause to be affixed) such legend thereto promptly (but in no event later than five (5) days) after receipt of such certificates, notes or instruments.

                  (c) Upon the Purchaser's delivery to the Company of any certificate representing shares of Class A Common Stock purchased by the Purchaser from the Company pursuant to the 1999 Purchase Agreement, the Company shall reissue or cause to be reissued promptly (but in any event within five (5) days of receipt of such certificate) a replacement certificate that does not contain the second legend specified in Section 2.3(b) or Section 2.3A(b) of the 1999 Purchase Agreement.

                  Section 3.7 SPECIAL CONVERSION PROVISIONS. Notwithstanding the first proviso to Section 4.01 of each of the 6.15% Notes Indenture and the 8.5% Purchaser Notes Indenture, if the Purchaser or any permitted transferee desires to convert any of the 6.15% Notes or 8.5% Purchaser Notes and as a result it would become an "affiliate" for purposes of and under either of the Franchise Agreements (as defined in the 6.15% Notes Indenture), the Company shall consent to any such conversion and instruct the trustee under the 6.15% Notes Indenture and/or the 8.5% Purchaser Notes Indenture, as applicable, to cause such conversion accordingly if, in connection with a demand for conversion, the Purchaser or any such permitted transferee provides a satisfactory indemnification to the Company and its subsidiaries against any additional expenses, fees, taxes or other amounts that would be payable by the Company or any of its subsidiaries to any Governmental Entity as a result of the fact that the Purchaser or any such permitted transferee would be deemed an "affiliate", in the reasonable opinion of the Company after consultation with outside counsel, for purposes of any of the Franchise Agreements solely as a result of such conversion.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder represents and warrants, severally but not jointly as to itself, to each other and to each of the Company and the Purchaser as follows:

                  (a) OWNERSHIP OF COMPANY EQUITY INTERESTS. Such Stockholder is the record and Beneficial Owner of the Company Equity Interests set forth opposite such Stockholder's name on SCHEDULE II hereto free and clear of all Liens (except for those created hereunder, and under the Original Agreement, the Warrant Agreement, dated as of the date hereof, in favor of Citicorp USA, Inc. and the SiteSmith/ Spagnolo Note (in the case of Mark Spagnolo only)), and there are no options, warrants or other rights, agreements, arrangements or commitments of any character or nature whatsoever to which such Stockholder or any of its Affiliates or Associates is a party relating to the holding, pledge, disposition, acquisition or voting of any such Company Equity Interests, and there are no voting trusts or voting agreements with respect to such Company Equity Interests. The Company Equity Interests set forth opposite such Stockholder's name on SCHEDULE II, as applicable, constitute all of the Company Equity Interests Beneficially Owned or owned of record by such Stockholder and any of its Affiliates or Associates, and neither such Stockholder nor any of its Affiliates or Associates has any options, warrants or other rights (including, without limitation, through derivative transactions) to acquire any additional Company Equity Interests (or, in either case, any Security exercisable or exchangeable for, or convertible into, any such interests). Except for another Stockholder otherwise set forth on SCHEDULE II hereto, no Associate of such Stockholder owns any Company Equity Interests.

                  (b) AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. Such Stockholder has the full legal capacity, right and power and all authority required to enter into, execute and deliver this Agreement and to perform and comply with fully such Stockholder's obligations hereunder. The execution and delivery of this Agreement by such Stockholder have been duly authorized by all requisite organizational action, if applicable, on the part of such Stockholder. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder enforceable against such Stockholder in accordance with its terms, except (A) as the enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect generally affecting creditors' rights or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and
(B) the remedy of specific performance and injunctive relief hereunder may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c)      NO CONFLICTS; CONSENTS.

                           (i)      The execution and delivery by such
         Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof applicable to it will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding arrangement to which such Stockholder is a party, (B) any charter, by-laws, trust agreement, partnership agreement or any other organizational document of such Stockholder, if applicable, or (C) law, statute, rule or regulation, or any judgment, order, writ, injunction or decree of any Governmental Entity applicable to such Stockholder.

                           (ii) Except for amendments to Statements of Beneficial Ownership on Schedule 13D or Schedule 13G under the Exchange Act, and for the filing of Form 4s under the Exchange Act, no consents, approvals or authorizations of, or notices or filings with, any Person or Governmental Entity are required to be obtained or made by such Stockholder in connection with the execution and delivery by such Stockholder of this Agreement, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof applicable to such Stockholder.

                  Section 4.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to each of the other parties hereto as follows:

                  (a) The Purchaser has the full legal right and power and all authority required to enter into, execute and deliver this Agreement and to perform and comply with fully the Purchaser's obligations hereunder. The execution and delivery of this Agreement by the Purchaser have been duly authorized by all requisite corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of, the Purchaser enforceable against the Purchaser in accordance with its terms, except (A) as the enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect generally affecting creditors' rights or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and
(B) the remedy of specific performance and injunctive relief hereunder may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b)      NO CONFLICTS; CONSENTS.

                           (i) The execution and delivery by the Purchaser of this Agreement do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof applicable to it will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding arrangement to which the Purchaser is a party or the Purchaser's certificate of incorporation or by-laws, or (B) any law, statute, rule or regulation, or judgment, order, writ, injunction or decree of any Governmental
         Entity applicable to the Purchaser.

                           (ii) Except for an amendment to its Statement of Beneficial Ownership on Schedule 13D under the Exchange Act, no consents, approvals or authorizations of, or notices or filings with, any Person or Governmental Entity are required to be obtained or made by the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof applicable to the Purchaser.

                  Section 4.3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the other parties hereto as follows:

                  (a) The Company has the full legal right and power and all authority required to enter into, execute and deliver this Agreement and to perform and comply with fully its respective obligations hereunder. The execution and delivery of this Agreement by the Company have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of, the Company enforceable against it in accordance with its terms, except (A) as the enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect generally affecting creditors' rights or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and (B) the remedy of specific performance and injunctive relief hereunder may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b)      NO CONFLICTS; CONSENTS.

                           (i) The execution and delivery by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof applicable to the Company will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding arrangement to which the Company is a party, (B) the certificate of incorporation or by-laws of the Company, or (C) any law, statute, rule or regulation, or judgment, order, writ, injunction or decree of any Governmental Entity applicable to the Company.

                           (ii) Except for the filing of a Report on Form 8-K under the Exchange Act, no consents, approvals or authorizations of, or notices or filings with, any Person or Governmental Entity are required to be obtained or made by the Company in connection with the execution and delivery by the Company of this Agreement, and the consummation of the transactions contemplated hereby and the compliance with the provisions applicable to the Company.

                                   ARTICLE V

                                  MISCELLANEOUS

                  Section 5.1 ENFORCEMENT; SPECIFIC PERFORMANCE.

                  (a) The Company agrees not to effect any Transfer of Company Equity Interests by any Stockholder until it and the Purchaser have received satisfactory evidence that all of the terms and provisions hereunder applicable to such Transfer have been complied with, and in any case of a violation of this Agreement by any such attempted Transfer without compliance with the terms and provisions hereof, such Transfer shall be invalid and of no force or effect; and the Purchaser, the Company shall have the right to compel the Stockholder, and, in the case of the Purchaser, to compel the Company to compel the Stockholder, who is attempting to effect such Transfer, and/or the purported transferee, to effect such Transfer in accordance with the applicable provisions of this Agreement.

                  (b) Each of the parties hereto acknowledges and agrees that any agreement made by, or obligation of, it hereunder shall be for the benefit of each of the parties hereto. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement.

                  Section 5.2 ENTIRE AGREEMENT. This Agreement and other agreements expressly referred to herein constitute the entire agreement among the Company, the Stockholders and the Purchaser with respect to the express subject matter hereof and supersedes all prior agreements (including, but not limited to, the Original Agreement) and understandings, both written and oral, among the Company, the Stockholders and the Purchaser with respect to the express subject matter hereof.

                  Section 5.3 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the Company, the Purchaser and each Stockholder that would be adversely affected by such amendment.

                  Section 5.4 TERM. Except as otherwise expressly provided herein, this Agreement shall terminate on the earliest to occur of (i) the 90th consecutive day on which the Purchaser or one of its Affiliates does not Beneficially Own shares of Class A Common Stock equal to 2% or more of the issued and outstanding shares of Class A Common Stock as of the date hereof, or (ii) the tenth anniversary of the date hereof.

                  Section 5.5 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

                  Section 5.6 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective (a) upon receipt if delivered personally, (b) upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier), and (c) on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

                  If to Company:

                  Robert Sakota, Esq.
                  Metromedia Fiber Network, Inc.
                  c/o Metromedia Company
                  One Meadowlands Plaza
                  East Rutherford, New Jersey  07073-2137
                  Telecopy Number:  (201) 531-2803

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019-6064
                  Attn:  Douglas A. Cifu, Esq.
                  Telecopy Number:  (212) 757-3990

                  If to the Purchaser:

                  Verizon Investments Inc.
                  3900 Washington Street, 2nd Floor
                  Wilmington, DE 19802
                  Attn:  President
                  Telecopy Number:  (302) 761-4228
                  with copies to:

                  Verizon Communications Inc.
                  1095 Avenue of the Americas
                  New York, New York  10036
                  Attn: Associate General Counsel - Strategic Transactions Telecopy Number: (212) 764-2739

                  and

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:  Frederick S. Green, Esq.
                  Telecopy Number:  (212) 310-8007


                  If to any Stockholder, at such Stockholder's address on the books and records of the Company from time to time (which address shall be made available to the Purchaser if requested to give notice hereunder), with a copy:

                       c/o Metromedia Company
                       One Meadowlands Plaza
                       East Rutherford, NJ  07073-2137
                       Attn:  General Counsel
                       Telecopy Number:  (201) 531-2803

                  Section 5.7 GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and the duties and responsibilities of the Company's directors to the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without giving effect to any choice of law or conflict of law provisions.

                  Section 5.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and legal representatives; PROVIDED, HOWEVER, that, unless otherwise required under this Agreement, this Agreement shall not be binding upon any permitted transferee of Company Equity Interests. No party to this Agreement shall be permitted to assign this Agreement; PROVIDED, that, the Purchaser may assign its rights under this Agreement to any Affiliate that agrees in writing to be bound by the terms of this Agreement.

                  Section 5.9 INTERPRETATION. For the purposes of this Agreement, (i) terms defined in the singular shall be held to include the plural and VICE VERSA and words of one gender shall be held to include the other gender as the context requires, and (ii) the terms "hereof", "herein", "hereunder" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including the schedules hereto) and not to any particular provision of this Agreement.

                  Section 5.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                  Section 5.11 EFFECT ON ORIGINAL AGREEMENT. This Agreement shall supersede and supplant the Original Agreement in all respects.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

                  IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof .

                                  METROMEDIA FIBER NETWORK, INC.


                                  By: /s/ Nick Tanzi
                                     ---------------------------------
                                     Name: Nick Tanzi
                                     Title: President & CEO


                                  VERIZON INVESTMENTS, INC.


                                  By: /s/ Phil Seskin
                                     ---------------------------------
                                     Name: Phil Seskin
                                     Title: Senior Vice-President


                                  METROMEDIA COMPANY


                                  By: /s/ Metromedia Company
                                     ---------------------------------
                                     Name:
                                     Title:


                                  /s/  John W. Kluge
                                  ---------------------------------
                                  John W. Kluge

                                  /s/  Stuart Subotnick
                                  ---------------------------------
                                  Stuart Subotnick

                                  /s/  Stephen A. Garofalo
                                  ---------------------------------
                                  Stephen A. Garofalo

                                  /s/  Nicholas M. Tanzi
                                  ---------------------------------
                                  Nicholas M. Tanzi

                                  /s/  Mark Spagnolo
                                  ---------------------------------
                                  Mark Spagnolo

                                  JOHN W. KLUGE, CHASE MANHATTAN BANK AND STUART SUBOTNICK, TRUSTEES UNDER TRUST AGREEMENT BETWEEN JOHN W. KLUGE AS GRANTOR AND
                                  JOHN W. KLUGE AND MANUFACTURERS HANOVER TRUST COMPANY AS TRUSTEES DATED MAY 30, 1984, AS AMENDED AND RESTATED


                                  By:  /s/ Stuart Subotnick
                                     ---------------------------------
                                        Name: Stuart Subotnick
                                        Title:       Trustee


                                  JOSEPH BRAD KLUGE 2000 TRUST


                                  By:  /s/ Stuart Subotnick
                                     ---------------------------------
                                        Name: Stuart Subotnick
                                        Title:       Trustee


                                  SAMANTHA KLUGE 2000 TRUST


                                  By:  /s/ Stuart Subotnick
                                     ---------------------------------
                                        Name: Stuart Subotnick
                                        Title:       Trustee


                                  JOHN KLUGE JR. 2000 TRUST


                                  By:  /s/ Stuart Subotnick
                                     ---------------------------------
                                        Name: Stuart Subotnick
                                        Title:       Trustee


                                  SUBOTNICK FAMILY TRUST, ANITA H. SUBOTNICK
                                  TRUSTEE UNDER TRUST AGREEMENT, DATED
                                  NOVEMBER 5, 1998


                                  By:/s/  Anita Subotnick
                                     ---------------------------------
                                        Name: Anita Subotnick
                                        Title:       Trustee

                                  BRYAN SUBOTNICK TRUST, ANITA SUBOTNICK TRUSTEE UNDER TRUST AGREEMENT, DATED OCTOBER 29, 1999 FBO BRYAN SUBOTNICK

                                  By:/s/  Anita Subotnick
                                     ---------------------------------
                                        Name: Anita Subotnick
                                        Title:       Trustee


                                  PAULA SUBOTNICK TRUST, ANITA SUBOTNICK TRUSTEE UNDER TRUST AGREEMENT, DATED OCTOBER 29, 1999 FBO PAULA BLOCK


                                  By /s/  Anita Subotnick
                                     ---------------------------------
                                        Name: Anita Subotnick
                                        Title:       Trustee

                                  GAROFALO FOUNDATION, INC.


                                  By  /s/ Stephen A. Garofalo
                                     ---------------------------------
                                     Name:  Stephen A. Garofalo
                                     Title:


                                  STEPHEN A. GAROFALO ANNUITY TRUST No.1


                                  By  /s/ Stephen A. Garofalo
                                     ---------------------------------
                                     Name:  Stephen A. Garofalo
                                     Title:


                                  STEPHEN A. GAROFALO ANNUITY TRUST No. 2


                                  By  /s/ Stephen A. Garofalo
                                     ---------------------------------
                                     Name:
                                     Title:


                                  SPAGNOLO EXTENDED FAMILY TRUST,
                                  KAREN C. CATHEY TRUSTEE UNDER TRUST AGREEMENT, DATED JULY 11, 2000


                                  By  /s/ Karen C. Cathey
                                     ---------------------------------
                                     Name:  Karen C. Cathey
                                     Title: Trustee


                                  SPAGNOLO 2000 TRUST, KAREN C. CATHEY TRUSTEE
                                  UNDER TRUST AGREEMENT. DATED JULY 11, 2000


                                  By  /s/ Karen C. Cathey
                                     ---------------------------------
                                     Name:  Karen C. Cathey
                                     Title: Trustee

                                                                      SCHEDULE I

                                  STOCKHOLDERS

Metromedia Company
John W. Kluge
Stuart Subotnick
Stephen A. Garofalo
Nicholas M. Tanzi
Mark Spagnolo

John W. Kluge, Chase Manhattan Bank and Stuart Subotnick, Trustees under Trust Agreement between John W. Kluge, as Grantor, and John W. Kluge and Manufacturers Hanover Trust Company, as Trustees, dated May 30, 1984, as Amended and Restated ("Kluge Trust I")

Joseph Brad Kluge 2000 Trust, Samantha Kluge 2000 Trust and John Kluge Jr. 2000 Trust (collectively, the "Kluge Trusts II")

Subotnick Family Trust, Anita H. Subotnick Trustee under Trust Agreement, dated November 5, 1998 ("Subotnick Family Trust")

Anita Subotnick Trustee under Trust Agreement, dated October 29, 1999 FBO Bryan Subotnick ("Bryan Subotnick Trust")

Anita Subotnick Trustee under Trust Agreement, dated October 29, 1999 FBO Paula Block ("Paula Block Trust")

Garofalo Foundation, Inc.

Stephen A. Garofalo Annuity Trust No. 1 ("Garofalo Trust No. 1")

Stephen A. Garafalo Annuity Trust No. 2 ("Garofalo Trust No. 2")

Spagnolo Extended Family Trust, Karen C. Cathey Trustee under Trust Agreement, dated July 11, 2000 ("Spagnolo Family Trust")

Spagnolo 2000 Trust, Karen C. Cathey Trustee under Trust Agreement, dated July 11, 2000 ("Spagnolo 2000 Trust")

                                   SCHEDULE II

                            COMPANY EQUITY INTERESTS


                           Class A Common Stock           Class B Common Stock            6.15% Notes
                        -------------------------       ------------------------    ------------------------
                                                                                                 Number of
                         Directly      Beneficially      Directly     Beneficially   Principal   Underlying
     Stockholder           Owned          Owned           Owned          Owned         Amount     Shares*
------------------------------------------------------------------------------------------------------------
Metromedia Company     ---            ---             62,924,096      ---           ---           ---

John W. Kluge          ---            3,177,100(1)    ----            62,924,096(2) ---           ---

Stuart Subotnick       ----           4,683,500(3)    4,454,448       63,084,096(4) ---           ---

Stephen A. Garofalo    82,334,846     6,259,000(5)    ----            ---           ---           ---

                               8.5% Purchaser Notes              8.5% Affiliate Notes
                             ------------------------         --------------------------
                                           Number of                           Number of
                             Principal    Underlying          Principal        Underlying
     Stockholder              Amount        Shares**           Amount           Shares**
---------------------------------------------------------------------------------------------
Metromedia Company              ---           ---                 ---             ---

John W. Kluge                   ---           ---                 ---             ---

Stuart Subotnick                ---           ---                 ---             ---

Stephen A. Garofalo             $5,000,000    9,280,742           ---             ---

-----------------
* Number of underlying shares of Class A Common Stock, irrespective of whether or not the 6.15% Notes are presently convertible or in-the-money.

** Number of underlying shares of Class A Common Stock, irrespective of whether or not the 8.5% Purchaser Notes or 8.5% Affiliate Notes, as applicable, are presently convertible or in-the-money.

(1)Includes options to purchase 700,000 shares of the Company's Class A common stock at an exercise price of $28.5625 per share owned by the Kluge Trust.

(2)Represents shares held by Metromedia Company.

(3)Includes presently exercisable options to purchase 2,733,500 and 700,000 shares of the Company's Class A Common Stock at an exercise prices of $0.12313 and $28.5625 per share, respectively. Also includes 1,250,000 shares held by three trusts for which Mr. Subotnick serves as Trustee.

(4)Includes 62,924,096 shares owned by Metromedia Company and shares owned by the Subotnick Family Trust, the Paula Subotnick Trust and the Bryan Subotnick Trust.

                           Class A Common Stock          Class B Common Stock             6.15% Notes
                         ------------------------      ------------------------      ----------------------
                                                                                                 Number of
                         Directly      Beneficially      Directly     Beneficially   Principal   Underlying
     Stockholder           Owned          Owned           Owned          Owned         Amount     Shares*
------------------------------------------------------------------------------------------------------------
Nicholas M. Tanzi      300,000        598,360(6)      ---             ---           ---           ---

Mark Spagnolo          86,508         2,328,761(7)    ---             ----          ---           ---

Kluge Trust I          3,177,100      ---             ---             62,924,0968   ---           ---

Kluge Trust II         1,250,000      ---             ---             ---           ---           ---

Subotnick Family       ---            ---             140,000         ---           ---           ---
Trust

Bryan Subotnick Trust  ---            ---              10,000         ---           ---           ---

Paula Block Trust.     ---            ---              10,000         ---           ---           ---

Garofalo Foundation,   813,378        ----            ----            ---           ---           ---
Inc.

Garofalo Trust No. 1   ---            4,761,489       ---             ---           ---           ---

                             8.5% Purchaser Notes              8.5% Affiliate Notes
                         ----------------------------      -----------------------------
                                         Number of                           Number of
                          Principal     Underlying          Principal        Underlying
     Stockholder           Amount         Shares**           Amount           Shares**
----------------------------------------------------------------------------------------
Nicholas M. Tanzi            ---            ---                 ---             ---

Mark Spagnolo                ---            ---                 ---             ---

Kluge Trust I                $150,000,000   278,422,273         ---             ---

Kluge Trust II               ---            ---                 ---             ---

Subotnick Family             ---            ---                 ---             ---
Trust

Bryan Subotnick Trust        ---            ---                 ---             ---

Paula Block Trust.           ---            ---                 ---             ---

Garofalo Foundation,         ---            ---                 ---             ---
Inc.

Garofalo Trust No. 1         ---            ---                 ---             ---

--------------------
(5)Includes presently exercisable options to purchase 1,233,962, 4,761,489 and 263,549 shares of the Company's Class A Common Stock owned by Mr. Garofalo, the Garofalo Trust No. 1 and the Garafalo Trust No. 2, respectively, having an exercise price of $0.12313 per share.

(6)Includes presently exercisable options to purchase 273,360, 75,000 and 250,000 shares of the Company's Class A Common Stock at exercise prices of $2,625, $13.1875 and $19.875 per share, respectively.

(7)Includes shares owned by the Spagnolo Extended Family Trust and the Spagnolo 2000 Trust. Also includes presently exercisable options to purchase 2,131,873 shares of the Company's Class A Common Stock at an exercise price of $1.3056 per share.

(8)Represents shares held by Metromedia Company.


----------------------------------------------------------------------------------------------------------------------------
                                Class A Common Stock           Class B Common Stock              6.15% Notes
----------------------------------------------------------------------------------------------------------------------------
                             Directly      Beneficially      Directly     Beneficially   Principal          Number of
     Stockholder               Owned          Owned           Owned          Owned         Amount       Underlying Shares*
----------------------------------------------------------------------------------------------------------------------------
Garofalo Trust No. 2              ---        263,549           ---            ---                ---               ---
----------------------------------------------------------------------------------------------------------------------------
Spagnolo Family Trust          28,952            ---           ---            ---                ---               ---
----------------------------------------------------------------------------------------------------------------------------
Spagnolo 2000 Trust            81,428            ---           ---            ---                ---               ---
----------------------------------------------------------------------------------------------------------------------------
Verizon Investments Inc.   51,116,218            ---           ---            ---       $975,281,000       194,624,373
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                 8.5% Purchaser Notes                     8.5% Affiliate Notes
-------------------------------------------------------------------------------------------------------
                             Principal         Number of            Principal          Number of
     Stockholder              Amount       Underlying Shares**       Amount       Underlying Shares**
-------------------------------------------------------------------------------------------------------
Garofalo Trust No. 2               ---                ---              ---                ---
-------------------------------------------------------------------------------------------------------
Spagnolo Family Trust              ---                ---              ---                ---
-------------------------------------------------------------------------------------------------------
Spagnolo 2000 Trust                ---                ---              ---                ---
-------------------------------------------------------------------------------------------------------
Verizon Investments Inc.   $50,000,000         92,807,425              ---                ---
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                Other Company Convertible Securities*
--------------------------------------------------------------------------------------
   Stockholder         Type and Amount of Security     Number of Underlying Shares**
--------------------------------------------------------------------------------------
Metromedia Company                None                              N/A
 --------------------------------------------------------------------------------------
John W. Kluge                     None                              N/A
--------------------------------------------------------------------------------------
Stuart Subotnick        Options to Purchase Class                3,433,500
                             A Common Stock
--------------------------------------------------------------------------------------
Stephen A. Garofalo     Options to Purchase Class                1,758,962
                             A Common Stock
--------------------------------------------------------------------------------------
Nicholas M. Tanzi       Options to Purchase Class                1,873,360
                             A Common Stock
--------------------------------------------------------------------------------------
Mark Spagnolo           Options to Purchase Class                2,631,873
                             A Common Stock
--------------------------------------------------------------------------------------
Kluge Trust I           Options to Purchase Class                 700,000
                             A Common Stock
--------------------------------------------------------------------------------------
Kluge Trust I          Warrants to Purchase Class               33,911,406
                             A Common Stock
--------------------------------------------------------------------------------------
Kluge Trust II                    None                              N/A
--------------------------------------------------------------------------------------
Subotnick Family                  None                              N/A
Trust
--------------------------------------------------------------------------------------
Bryan Subotnick Trust             None                              N/A
--------------------------------------------------------------------------------------
Paula Block Trust                 None                              None
--------------------------------------------------------------------------------------
Garofalo Foundation,              None                              N/A
Inc.
--------------------------------------------------------------------------------------
Garofalo Trust No. 1    Options to Purchase Class           4,761,489
                             A Common Stock
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                 Other Company Convertible Securities*
--------------------------------------------------------------------------------------

     Stockholder       Type and Amount of Security       Number of Underlying Shares**
--------------------------------------------------------------------------------------
Garofalo Trust No. 2    Options to Purchase Class                  263,549
                             A Common Stock
--------------------------------------------------------------------------------------
Spagnolo Family Trust             None                               N/A
--------------------------------------------------------------------------------------
Spagnolo 2000 Trust               None                               N/A
--------------------------------------------------------------------------------------
Verizon Investments               None                               N/A
Inc.
--------------------------------------------------------------------------------------

* Other than Class B Common Stock, 6.15% Notes, 8.5% Purchaser Notes or 8.5% Affiliate Notes.

** Assumes conversion, exercise or exchange of the applicable Company Convertible Security (exclusive of Class B Common Stock, 6.15% Notes, the 8.5% Purchaser Notes and the 8.5% Affiliate Notes), irrespective of whether or not the same is presently convertible, exercisable, exchangeable or in-the-money.

                                       SCHEDULE IIA

                                    TOTAL COMMON STOCK

                   --------------------------------------------------------
                       Stockholder                   Total Common Stock*
                   --------------------------------------------------------
                   Metromedia Company                    62,924,096
                   --------------------------------------------------------
                   John W. Kluge                               ----
                   --------------------------------------------------------
                   Stuart Subotnick                       4,454,448
                   --------------------------------------------------------
                   Stephen A. Garofalo                   82,334,846
                   --------------------------------------------------------
                   Nicholas M. Tanzi                        300,000
                   --------------------------------------------------------
                   Mark Spagnolo                             86,505
                   --------------------------------------------------------
                   Kluge Trust I                          3,177,100
                   --------------------------------------------------------
                   Kluge Trust II                         1,250,000
                   --------------------------------------------------------
                   Subotnick Family Trust                   140,000
                   --------------------------------------------------------

----------------
* Shares of Total Common Stock held by a Stockholder include shares of Class A Common Stock and Class B Common Stock held directly by such Stockholder, but does not include any shares of Class A Common Stock underlying any Company Convertible Securities. To the extent any Company Convertible Securities are converted into, or exchanged for, shares of Class A Common Stock, including, but not limited to, as part of a Transfer of such Company Convertible Securities, the "Total Common Stock" held by such Stockholder shall be appropriately increased.

                   --------------------------------------------------------
                       Stockholder                   Total Common Stock*
                   --------------------------------------------------------
                   --------------------------------------------------------
                   Bryan Subotnick Trust                     10,000
                   --------------------------------------------------------
                   Paula Block Trust                         10,000
                   --------------------------------------------------------
                   Garofalo Foundation, Inc.                813,378
                   --------------------------------------------------------
                   Garofalo Trust No. 1                         ---
                   --------------------------------------------------------
                   Garofalo Trust No. 2                         ---
                   --------------------------------------------------------
                   Spagnolo Family Trust                      28,952
                   --------------------------------------------------------
                   Spagnolo 2000 Trust                        81,428
                   --------------------------------------------------------